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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 1, 2006
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   PCTEL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
          DELAWARE                     000-27115                77-0364943
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NUMBER)
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                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (773) 243-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

  ____________________________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective October 1, 2006, PCTEL, Inc. (the "Company") and O'Hare Plaza I LLC entered into an amendment (the "Amendment") to the Lease dated July 30, 2002 (the "Lease") relating to approximately 12,624 square feet in a building located in Chicago, Illinois. Under the terms of the Amendment, the Lease was amended as follows:

          - The square footage subject to the Lease was expanded by 1,789 square feet;

          - The expiration date of the Lease was extended until August 31, 2012;

          - The base monthly rent for the original premises subject to the Lease was reduced to approximately $28,000, and the base monthly rent for the expanded premises subject to the Lease was set at approximately $4,000, each subject to certain periods of abatement and annual adjustments;

          - The Company was given an option to renew the Lease for one period of five years; and

          - Certain other revisions were made consistent with the foregoing changes.

     The summary of the Amendment described above is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit
10.35.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

     The following exhibit is furnished herewith:

     10.35.1 First Amendment to Lease, dated October 1, 2006, between O'Hare Plaza I LLC and PCTEL, Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2006

                                     PCTEL, INC.


                                     By: /s/ John W. Schoen
                                         ---------------------------------------
                                         John W. Schoen, Chief Financial Officer


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                                  EXHIBIT INDEX

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
Exhibit
 Number   Description
-------   -----------
10.35.1 First Amendment to Lease, dated October 1, 2006, between O'Hare Plaza I LLC and PCTEL, Inc.
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